July 25, 2011 1 United Stationers Inc. Earnings Presentation Second Quarter 2011 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

July 25, 2011 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to, the following:
Prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of variability in customer and end-user demand patterns on United’s product sales mix and, in turn, on profit margins; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the availability of financing sources to meet United’s business needs; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s ability to maintain its existing information technology and e-commerce systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this presentation is made as of this date only, and the Company does not undertake to update any forward-
looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

July 25, 2011 3
Q2 2011 Headlines
Sales increased 2.9% from Q2 2010 to $1.26 billion.
Adjusted earnings per diluted share were $0.59*, up 16% from Q2 2010
EPS of $0.51*.
Gross Margin rate of 14.7% was flat with last year.
Operating expenses in Q2 2011 were $132.0 million*, compared to $131.7*
million in the prior-year quarter, and were 10.5%* of sales, down from
10.8%* of sales in the prior-year quarter.
Operating income as a percent of sales was 4.2%*, up from 3.9%* in Q2
2010.
Net income increased 9% to $27.5 million* from $25.3 million* in Q2 2010.
Net cash provided by operating activities was $32.3 million* in Q2 2011.
Debt was even with the prior-year end and down $11.6 million from the prior-year quarter end.
During the quarter, the Company repurchased 1.3 million shares for $45.3 million and paid a cash dividend of $6 million to common shareholders

July 25, 2011 4
Second Quarter 2011 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ Millions (except EPS) QTD Q2 2011 QTD Q2 2011 QTD Q2 2010 QTD Q2 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,256.6 $       1,220.8 $       35.8 $        2.9%
Workday Adjusted Sales Growth 2.9%
Gross Margin 184.2            14.66% 179.2            14.68% 5.0             2.8% (2)
Operating Expense 136.4            10.86% 128.9            10.56% (7.5)            (5.8%) (30)
Operating Income 47.8              3.80% 50.3              4.12% (2.5)            (5.0%) (32)
Interest & Other 6.7                0.53% 6.4                0.52% (0.3)            (4.7%) (1)
Taxes 16.3              1.30% 16.9              1.39% 0.6             3.6% 9
Net Income 24.8 $           1.97% 27.0 $           2.21% (2.2) $         (8.1%) (24)
Diluted Shares (000s) 46,340          49,272
Diluted EPS 0.54 $           0.55 $           (0.01) $       (1.8%)
Effective Tax Rate 39.6% 38.5%
Adjusted to exclude non-operating items *
Adjusted Operating Income 52.2 $           4.15% 47.6 $           3.89% 4.6 $          9.7% 26
Adjusted Net Income 27.5              2.19% 25.3              2.08% 2.2             8.7% 11
Adjusted Diluted EPS 0.59 $           0.51 $           0.08 $        15.7%

July 25, 2011 5
YTD June 2011 Headlines
Sales increased 4.2%, workday adjusted, from YTD June 2010 to $2.49 billion.
Adjusted earnings per diluted share were $1.07*, up 22% from YTD June
2010 EPS of $0.88*.
Gross Margin rate of 14.7% was up from 14.6% last year.
Operating expenses in YTD June 2011 were $272.8 million*, up from
$262.7 million* in the prior-year period, and were 10.9%* of sales versus
11.1%* in the prior-year period.
Operating income as a percent of sales was 3.8%*, up from 3.5%* in YTD
June 2010.
Net income increased 14% to $49.6 million* from $43.5 million* in YTD
June 2010.
Net cash provided by operating activities was $73.3 million* YTD June
2011 compared to $54.7 million* YTD June 2010.
Through June 30, 2011, the Company repurchased 2.1 million shares for
$69.9 million, paid a cash dividend of $6 million to common shareholders, and declared another $0.13 per share dividend.

July 25, 2011 6
Year-to-Date 2010 P&L
% to sales change
$ Millions (except EPS) $ % to Sales $ % to Sales $ change % change Fav (Unfav)
YTD Q2 2011 YTD Q2 2011 YTD Q2 2010 YTD Q2 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 2,494.1 $       2,375.1 $       119.0 $      5.0%
Workday Adjusted Sales Growth 4.2%
Gross Margin 366.6            14.70% 346.1            14.57% 20.5           5.9% 13
Operating Expense 278.8            11.18% 260.0            10.94% (18.8)          (7.2%) (24)
Operating Income 87.8              3.52% 86.1              3.63% 1.7             2.0% (11)
Interest & Other 13.4              0.54% 12.7              0.53% (0.7)            (5.5%) (1)
Taxes 29.1              1.17% 28.2              1.19% (0.9)            (3.2%) 2
Net Income 45.3 $           1.81% 45.2 $           1.90% 0.1 $          0.2% (9)
Diluted Shares (000s) 46,470          49,446
Diluted EPS 0.97 $           0.91 $           0.06 $        6.6%
Effective Tax Rate 39.1% 38.4%
Adjusted to exclude non-operating items*
Adjusted Operating Income 93.9 $           3.76% 83.4 $           3.51% 10.5 $        12.6% 25
Adjusted Net Income 49.6              1.99% 43.5              1.84% 6.1             14.0% 15
Adjusted Diluted EPS 1.07 $           0.88 $           0.19 $        21.6%

July 25, 2011 7
Sales by Product Category – Q2 2011
• Technology sales declined due to printer imaging supplies, timing shifts in response to supply chain disruptions towards the end of Q1 2011, and solid Q2 2010 results that created difficult comparisons.
• Office Products sales growth was driven by strong growth in cut sheet paper and private brands.
• Janitorial/Breakroom growth reflects execution of growth initiatives that helped offset the shift of some national account business in certain product lines that went direct to manufacturers in 2010.
• Furniture sales have been impacted by a challenging transactional market and a shift to direct purchases by national accounts.
• Industrial sales grew significantly due to the impact of strategic initiatives in addition to some modest support from favorable economic conditions.
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010
Category vs Q2 2010 vs Q1 2010 vs Q4 2009 vs Q3 2009 vs Q2 2009
Technology (5.8%) 3.6% (2.8%) (1.4%) 8.6%
Office Products 4.4% 3.4% 0.3% 6.7% 5.6%
Janitorial/
Breakroom 11.5% 7.6% (1.7%) (4.4%) (2.1%)
Furniture (3.9%) (0.9%) 1.0% (0.0%) (2.1%)
Industrial 20.5% 26.2% 25.1% 29.6% 27.7%
Technology
34%
Office Products
28%
Janitorial/
Breakroom
25%
Furniture
6%
Industrial
7%
Q2 2011

July 25, 2011 8
Sales by Channel – Q2 2011
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010
Channel vs Q2 2010 vs Q1 2010 vs Q4 2009 vs Q3 2009 vs Q2 2009
Independent
& Other 4.4% 6.2% 1.2% 3.7% 8.2%
Nationals (5.6%) 1.8% (4.3%) (7.6%) (8.9%)
Independent
& Other
87%
Nationals
13%
Q2 2011
• Independent/Other channel sales growth was led by strong results in Industrial and Jan/San channels, and with New Channel customers, including e-tail.
• National accounts sales decline was mainly due to timing shifts in the technology category with sales shifting to earlier this year due to Japan-related supply chain concerns.  In addition, this channel experienced a shift to more direct purchases from manufacturers.

July 25, 2011 9
Gross Margin
dollars in millions
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Dollars
$166.9 $179.2 $194.8 $189.5 $182.4 $184.2
Rate
14.5% 14.7% 15.3% 16.0% 14.7% 14.7%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0
• Margins were flat in Q2 2011 versus Q2 2010 due to lower margin-mix, continued competitive pricing pressures, and higher diesel fuel costs offset by higher inventory purchase-related supplier allowances and “War on Waste” (WOW) savings.

July 25, 2011 10
Operating Expense*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 * Q2 11 *
Dollars
$131.1 $131.7 $132.6 $136.9 $140.8 $132.0
Rate
11.4% 10.8% 10.4% 11.5% 11.4% 10.5%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
• Operating expense dollars increased slightly in Q2 2011 versus the prior-year quarter mainly due to sales growth and investment in strategic growth initiatives.  These increases were partially offset by reduced variable compensation costs and savings from WOW initiatives.
• As a percent to sales, operating expenses were 30 basis points favorable versus the prior year.

July 25, 2011 11
Operating Income*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11* Q2 11*
Dollars
$35.8 $47.6 $62.2 $52.6 $41.6 $52.2
Rate
3.1% 3.9% 4.9% 4.4% 3.4% 4.2%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0

July 25, 2011 12
Earnings per Share*
shares in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11* Q2 11*
EPS
$0.37 $0.51 $0.72 $0.58 $0.47 $0.59
Diluted Shares
49.640 49.272 47.548 47.456 46.656 46.340
0.000
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80

July 25, 2011 13
Working Capital Summary
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Accounts Receivable 606.2 $      642.6 $         655.1 $         628.1 $         648.1 $         669.5 $
Inventories (LIFO) 610.1         639.2            617.4            684.1            636.2            632.1
Accounts Payable 433.8         443.9            424.9            421.6            422.4            443.5
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Net Trade A/R DSO 43              42                  41                  41                  42                  41
Inventory Turns 6.6             6.7                 6.8                 6.1                 6.4                 6.8
A/P as % Inventory (LIFO) 71% 69% 69% 62% 66% 70%
A/P as % Inventory (FIFO) 63% 61% 61% 55% 58% 61%
• Trade A/R DSO improved compared to Q2 2010 as the credit environment continues to gradually improve for our customers.
• Inventories were down 1% versus Q2 2010 and down 8% versus Q4 2010 as the Company continues to manage working capital efficiently while maintaining high service levels.
• Payables leverage ratios were even with Q2 2010 and up from Q4 2010.

July 25, 2011 14
Cash Flows
QTD QTD QTD QTD 2010 QTD QTD 2011
$ Millions Q1 10 Q2 10 Q3 10 Q4 10 Total Year Q1 11 Q2 11 YTD
Net Income 18.2 $        27.0 $        36.5 $        31.1 $        112.8 $         20.4 $           24.9 $           45.3 $
Depreciation & Amortization 9.4             9.4             9.4             9.4             37.6             9.0               8.9               17.9
Share-based compensation 3.3             3.5             3.7             3.6             14.1             3.7               6.7               10.4
Writedown on impaired assets -             -             -             -             -               1.6               -               1.6
Change in Accounts Receivable 35.9           (36.7)          (12.3)          27.0           13.9             (19.8)            (21.3)            (41.1)
Change in Inventory (18.1)          (29.4)          21.9           (66.5)          (92.1)            48.2             4.3               52.5
Change in Accounts Payable 42.5           9.9             (18.9)          (3.3)            30.2             1.0               21.0             22.0
Change in Other Working Capital (4.1)            1.0             12.8           (6.6)            3.1               (18.7)            (3.3)              (22.0)
Change in Working Capital 56.2           (55.2)          3.5             (49.4)          (44.9)            10.7             0.7               11.4
Other (4.2)            (12.9)          6.6             5.7             (4.8)              (4.4)              (8.9)              (13.3)
Adjusted cash provided by (used in)
operating activities 82.9           (28.2)          59.7           0.4             114.8            41.0             32.3             73.3
Capital Expenditures (5.7)            (5.0)            (7.3)            (9.3)            (27.3)            (9.8)              (6.4)              (16.2)
Proceeds from disposition of fixed assets -             -             0.1             -             0.1               -               0.0               0.0
Net cash used for capital expenditures * (5.7)            (5.0)            (7.2)            (9.3)            (27.2)            (9.8)              (6.4)              (16.2)
Free Cash Flow * 77.2 $        (33.2) $       52.5 $        (8.9) $         87.6 $           31.2 $           25.9 $           57.1 $
• Cash flow results reflect strong working capital management, led by a reduction in inventory in
2011.

July 25, 2011 15
Debt and Capitalization
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Debt 441.8 $      453.4 $      441.8 $      441.8 $      441.8 $      441.8 $
Equity 730.5         710.6         733.1         759.6         769.7         752.7
Total capitalization 1,172.3 $    1,164.0 $    1,174.9 $    1,201.4 $    1,211.5 $    1,194.5 $
Debt-to-total capitalization 37.7% 39.0% 37.6% 36.8% 36.5% 37.0%
• Operating cash flow generated continues to be used for investments in growth initiatives and share repurchases.  In addition, the Company’s strong financial position and continuing positive cash flow enabled it to initiate quarterly dividends.
• Total debt was down $11.6 million from Q2 2010 and even with Q4 2010 as strong cash flow allowed debt to be maintained at consistent levels while making share repurchases and dividend payments.
• Share repurchases totaled 2.1 million shares, or $69.9 million, in the year through June 2011.